UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2004

Bio-Imaging Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11182	11-2872047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Newtown-Yardley Road, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

(267) 757-3000

(Registrant's telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 10, 2004, Bio-Imaging Technologies, Inc. acquired 100% of the stock of Heart Core B.V., a privately held company located in Leiden, the Netherlands. Heart Core B.V. is a global provider of centralized imaging analysis services in the field of cardiovascular, pulmonary and orthopedic clinical research. The aggregate purchase price was 1,700,000 Euros which included 175,853 shares of Bio-Imaging Technologies, Inc.'s common stock.

The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

99.1 Press Release of Bio-Imaging Technologies, Inc. dated December 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.

Dated: December 15, 2004 By: /s/ Mark L. Weinstein

Name: Mark L. Weinstein

Title: President and Chief Executive Officer